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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                      Pursuant to Section 13 or 15d of the
                        Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported)
April 17, 2003

                          WILMINGTON TRUST CORPORATION
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             (Exact name of registrant as specified in its chapter)

                         Commission File Number 1-14659

                      Delaware                                  51-0328154
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(State or other jurisdiction of incorporation)                (IRS Employer
                                                          Identification Number)

Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware                                              19890
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (302) 651-1000
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         (Former names or former address, if changed since last report)
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Item 12. Results of Operations and Financial Condition.

The press release of Wilmington Trust Corporation reporting its financial condition and results of operations for the first quarter of 2003 is attached hereto as Exhibit 99 and is being furnished pursuant to Item 12 of Form 8-K.
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SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       WILMINGTON TRUST CORPORATION

Dated: April 17, 2003                  By:     /s/ David R. Gibson
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                                       Name:   David R. Gibson,
                                       Title:  Executive Vice President and
                                               Chief Financial Officer
                                               (Authorized Officer and Principal
                                               Financial Officer)